UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2012

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

001—33274	20—5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Suite 200, Westlake, Ohio	44145-5639
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of TravelCenters of America LLC, or we, our or us, held on May 10, 2012, our shareholders elected Barbara D. Gilmore as the Independent Director in Group II of the Board of Directors for a three year term of office until our 2015 annual meeting of shareholders and to serve until her successor shall have been elected and qualified.  Ms. Gilmore received the following votes:

For	Against	Withhold	Broker Non-Vote
12,839,260	1,346,263	36,017	7,925,081

Our shareholders also elected Thomas M. O’Brien as the Managing Director in Group II of the Board of Directors for a three year term of office until our 2015 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. O’Brien received the following votes:

For	Against	Withhold	Broker Non-Vote
13,119,705	1,083,864	17,971	7,925,081

Our shareholders approved a nonbinding advisory resolution on the compensation paid to our executive officers as disclosed pursuant to Item 402 of Regulation S-K in our proxy statement dated March 16, 2012, relating to our 2012 annual meeting of shareholders.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
13,098,445	968,501	154,594	7,925,081

Our shareholders voted to recommend, by nonbinding advisory vote, the frequency with which we have a nonbinding advisory vote on the compensation paid to our executive officers.  This proposal received the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
6,146,708	99,578	7,810,558	164,696	7,925,081

Upon consideration of the results of the shareholders vote on this proposal, our Board of Directors determined that we will hold a nonbinding, advisory vote on the compensation paid to our named executive officers once every three years.  Our Board of Directors may, in its discretion, determine to change the frequency with which we will hold this vote.

Our shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
20,688,744	156,307	1,301,570	N/A

The results reported above are final voting results.

Item 8.01  Other Events.

At a meeting of our Board of Directors following the annual meeting of shareholders, the Board of Directors appointed our Independent Directors as chairs of the standing committees of the Board of Directors as follows:  Mr. Koumantzelis as the Chair of our Audit Committee; Patrick F. Donelan as the Chair of our Nominating and Governance Committee; and Barbara D. Gilmore as the Chair of our Compensation Committee.  The membership of each of these committees consists of Ms. Gilmore and Messrs. Donelan and Koumantzelis, our Independent Directors.

On May 10, 2012, we changed our director compensation arrangements.  A summary of our currently effective director compensation arrangements is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

On May 10, 2012, we granted each of our directors 7,500 of our common shares, no par value, valued at $5.12 per share, the closing price of our common shares on the NYSE Amex LLC on that day, consistent with our director compensation arrangements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Current Compensation Plan for Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

B:	/s/ Andrew J. Rebholz
Name: Andrew J. Rebholz
Title: Executive Vice President, Chief Financial Officer and Treasurer

Dated:  May 11, 2012

EXHIBIT INDEX

Exhibit	Description

10.1	Current Compensation Plan for Directors